Exhibit 99.1

ConnectM, Keen Labs and Star Engineers Launch StarConnectM LLP to Accelerate AI-Powered Connected Vehicle Platforms

MARLBOROUGH, Mass., Nov. 20, 2025 (GLOBE NEWSWIRE) — ConnectM Technology Solutions, Inc. (OTC: CNTM) (“ConnectM” or the “Company”), a constellation of technology-driven businesses powering the modern energy economy, today announced the formation of StarConnectM LLP, a joint venture between its Indian subsidiary, ConnectM Technology Solutions Pvt. Ltd., and Star Engineers India Pvt. Ltd.

The new entity will design, develop, manufacture, and scale intelligent connected vehicle products for automotive OEMs, with a long-term roadmap toward broader mobility and software-defined vehicle platforms. StarConnectM builds upon and enhances Keen Labs’ AI-powered Smart Mobility Platform (www.keenlabs.ai) to deliver next-generation Industrial Internet of Things (“IIoT”) architecture, edge intelligence, and cloud-connected vehicle analytics to automotive manufacturers seeking integrated, data-driven mobility solutions.

By combining Star Engineers’ proven manufacturing excellence and quality systems with ConnectM and Keen Labs’ software-defined mobility technologies, StarConnectM creates a rare end-to-end ecosystem that bridges innovation and production at scale.

“In today’s automotive landscape, OEMs need partners who can deliver connected vehicle technology architectures and seamlessly scale them into production,” said Mr. Girish Subramanya, Managing Director of ConnectM India and CTO of Keen Labs. “StarConnectM extends Keen Labs’ smart mobility platform into the manufacturing domain, bringing together embedded electronics, AI software, and cloud analytics within a trusted industrial framework.”

StarConnectM LLP marks a milestone in our journey toward intelligent mobility,” said Mr. Divya Ramraika, Managing Director, Star Engineers. “With ConnectM’s technology and Star’s manufacturing strength, we are creating scalable, reliable, and connected solutions that redefine the end-user experience.

Key Highlights of StarConnectM LLP

• Entity: StarConnectM LLP

• Partners: Star Engineers India Pvt. Ltd. and ConnectM Technology Solutions Pvt. Ltd.

• Platform Foundation: Powered by Keen Labs’ AI-driven Smart Mobility Platform

• Focus: Intelligent connected vehicle products, software-defined vehicle platforms, and next-generation mobility electronics

• Operations: Manufacturing excellence and quality systems by Star Engineers; technology innovation, software, and cloud enablement by ConnectM and Keen Labs

• Core Strength: A unique fusion of large-scale production and deep technology innovation offering OEMs a unified path from concept to commercialization

• Territory: India (initially), with planned expansion to select global markets

About Star Engineers India Pvt. Ltd.

Star Engineers is a leading manufacturer of advanced automotive electronic systems, supplying controllers, sensors, chargers, and clusters to global OEMs. Its decades of manufacturing discipline and quality leadership deliver scalable production aligned with global standards for safety, reliability, and performance.

About ConnectM Technology Solutions, Inc.

ConnectM is a constellation of technology-driven businesses powering the modern energy economy. Through its Owned Service Network, Managed Solutions, Logistics, and Transportation segments, the Company delivers AI-powered electrification, distributed energy, last-mile delivery, and industrial IoT solutions to customers worldwide.

For more information, visit www.connectm.com.

About Keen Labs Operations, LLC

Keen Labs is ConnectM's dedicated technology subsidiary, developing AI-powered industrial IoT, SaaS, and platform products for the modern energy economy.

The platform consolidates AI, distributed energy, smart mobility, battery systems, and industrial IoT technologies into unified solutions, enabling strategic focus and capital efficiency. Keen Labs accelerates innovation across mobility, logistics, and energy transition markets—positioning B2B customers to capitalize on the modern energy economy.

For more information, visit www.keenlabs.ai.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, regarding our future financial performance and our strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. We caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. In addition, we caution you that the forward-looking statements regarding the Company contained in this press release are subject to the risks and uncertainties described in the “Cautionary Note Regarding Forward-Looking Statements” section of our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q that we file with the Securities and Exchange Commission. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ConnectM is under no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations

ConnectM Technology Solutions, Inc.

+1 617-395-1333

irpr@connectm.com

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